Exhibit 10.24

WARRANT

                                                                THIS WARRANT OR THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  THIS WARRANT, OR THE SHARES ISSUABLE HEREUNDER, MAY NOT BE SOLD OR TRANSFERRED EXCEPT AS SET FORTH HEREIN OR IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION THEREUNDER.

W-1	7,100,000
shares of Common Stock

3COM CORPORATION

WARRANT TO PURCHASE COMMON STOCK

Void after December 4, 2002

                This certifies that, for the issuance and delivery of a promissory note in the original principal amount of twenty-one million fifty-one thousand five hundred dollars ($21,051,500) dated of even date herewith (the “Note”), which Note is subject to a pledge agreement between the parties of even date herewith (the “Pledge Agreement”), BROADCOM CORPORATION, a California corporation or its registered assigns (“Holder”) is entitled, subject to the terms set forth below, to purchase from 3COM CORPORATION, a Delaware corporation (the “Company”), up to seven million one hundred thousand (7,100,000) shares (such number of shares being referred to herein as the “Original Amount”) of the Common Stock of the Company (the “Common Stock”), as constituted on the date hereof (the “Warrant Issue Date”), upon surrender hereof, at the principal office of the Company referred to below, with the notice of exercise form attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the exercise price per share as set forth in Section 2 below.  The Original Amount, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below.  The term “Warrant” as used herein shall include this Warrant, and any warrants delivered in substitution or exchange therefor as provided herein.

                1.             Term of Warrant.

                                (a)           Subject to the terms and conditions set forth herein and compliance with any applicable regulatory requirements, this Warrant shall be exercisable, in whole or in part, commencing on January 1, 2001  and ending at 5:00 p.m., Pacific Standard Time, on December 4, 2002 (the “Expiration Date”), and, except as otherwise provided herein, shall be void thereafter.

                                (b)           In the event that the Expiration Date of this Warrant falls on a day which is not a Business Day, the Expiration Date shall be adjusted to the Business Day immediately following such Expiration Date.  As used herein, the term “Business Day” means each day other than a Saturday, Sunday or other day on which banks in the location of the principal office of the Company are legally authorized to close.

                2.             Exercise Price.  The per share exercise price at which this Warrant may be exercised shall be equal to $9.31 (the “Exercise Price”).

                3.             Exercise of Warrant.

                                (a)           The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part subject to compliance with applicable regulatory requirements, at any time and from time to time, during the term hereof as described in Section 1 above, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment (i) in cash or by check acceptable to the Company, (ii) by cancellation by the Holder of indebtedness of the Company to the Holder, or (iii) by a combination of (i) and (ii), of an amount equal to the then applicable Exercise Price per share multiplied by the number of shares then being purchased.

                                (b)           This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date.  Subject to Section 15 hereof, as promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company, at its expense, shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise.  Subject to Section 15 hereof, in the event that this Warrant is exercised in part, the Company, at its expense, will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

                4.             Fractional Shares.  No fractional shares will be issued in connection with any exercise of this Warrant, and the number of shares to which the Holder is entitled upon exercise of this Warrant shall be rounded down to the nearest whole number.

                5.             Replacement of Warrant.  On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

                6.             No Rights as Stockholder.  Subject to Sections 9 and 11 of this Warrant, the Holder shall not be entitled to vote or receive dividends pursuant to this Warrant or be deemed the holder of Common Stock pursuant to this Warrant, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised as provided herein.

                7.             Transfer of Warrant.    Subject to the restrictions on transfer set forth herein, the rights and obligations of the Holder pursuant to this Warrant shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the Holder; provided, however, that neither this Warrant nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Holder without the prior written consent of the Company except in connection with an assignment in whole to a successor corporation to the Holder, provided that such successor corporation acquires all or substantially all of the Holder’s property and assets and the Company’s rights hereunder are not impaired or to a direct or indirect wholly-owned subsidiary of the Holder.  Notwithstanding the immediately preceding sentence, except for the restrictions on transfer set forth hereafter, this Warrant shall be assignable by the Holder without obtaining the prior written consent of the Company if a Definitive Agreement (as defined in the Note) is not entered into by the Company and the Holder by June 1, 2001.

                                (a)           The Company will maintain a register (the “Warrant Register”) containing the names and addresses of the Holder or Holders.  Any Holder of this Warrant or any portion thereof may change his address as shown on the Warrant Register by written notice to the Company requesting such change.  Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register.  Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

                                (b)           The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 7(a) above, issuing the Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing.  Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

                                (c)           Notwithstanding anything else contained herein to the contrary, this Warrant may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee.  Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the “Act”) and this Section 7, title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form annexed hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

                                (d)           On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers contained in this Section 7, the

Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

                                (e)           The Holder of this Warrant, by acceptance hereof, acknowledges that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except in compliance with the registration requirements of the Act, subject, nevertheless, to the disposition of the Holder’s property being at all times within its control, and except that Holder shall not sell any of the shares of Common Stock issued upon exercise of this Warrant for a period of at least 32 days after the date such shares were issued.

                                (f)            This Warrant and all shares of Common Stock issued upon exercise hereof (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

                                                                                                THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION THEREUNDER.

                                (g)           The Company shall undertake the obligations relating to the registration of the shares of Common Stock on Form S-3 following exercise of the Warrant as set forth on Exhibit A attached hereto.

                8.             Reservation of Stock; Stock Fully Paid.  The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificates of Incorporation (the “Certificate”) to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Warrant and will refrain from effecting any amendment to the Certificate which in any manner would affect the rights or privileges of the holders of its Common Stock.  The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant, upon exercise of the rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be duly authorized, validly issued, fully paid and nonassessable.  The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

                9.             Notices.

                                (a)           Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 11 hereof, the Company shall issue a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to the Holder of this Warrant.

                                (b)           In case:

                                                (i)            the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

                                                (ii)           of any capital reorganization of the Company, any stock split or subdivision, or reverse stock split or combination, or any similar event involving the Common Stock, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any sale, transfer or other conveyance of all or substantially all of the assets of the Company to another corporation, or

                                                (iii)          of any voluntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed or send by facsimile transmission to the Holder or Holders a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which a record is to be taken for determining stockholders entitled to vote upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up.  Such notice shall be mailed or faxed at least 10 business days prior to the date therein specified.

                                (c)           All such notices, advices and communications shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of mailing, on the third business day following the date of such mailing, and (iii) in the case of facsimile transmission, on the date of such transmission.  Such notices, advices and communications shall be made:

if to the Company, to:

3Com Corporation
5400 Bayfront Plaza
Santa Clara, CA 95052-8145
Attention: General Counsel
Facsimile: (408) 326-5001

with a copy to:

Wilson Sonsini Goodrich & Rosati
650 Page Mill Road
Palo Alto, CA 94304
Attention: Katharine A. Martin, Esq.
Facsimile: (650) 493-6811

if to the Holder, to:

Broadcom Corporation
16215 Alton Parkway
Irvine, CA 92619
Attention: Chief Financial Officer
Facsimile: (949) 450-8715

with a copy to:

Broadcom Corporation
16215 Alton Parkway
Irvine, CA 92619
Attention: General Counsel
Facsimile: (949) 450-8704

                10.           Amendments.

                                (a)           This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

                                (b)           No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

                11.           Adjustments.

                                (a)           The Exercise Price and the number of shares purchasable hereunder shall be subject to adjustment from time to time as follows:

                                                (i)            The Exercise Price shall be adjusted from time to time in the case of any stock split, subdivision of the number of shares of the Common Stock or similar event involving Common Stock (a “Split”) or any reverse stock split, combination or similar event involving the Common Stock (a “Combination”) and, accordingly, the Exercise Price shall be proportionately decreased in the case of a Split or increased in the case of a Combination, as of the close of business on the date the Split or Combination becomes effective, computed to the nearest cent.

                                                (ii)           In case of any reclassification or change of outstanding shares of Common Stock (except a Split or Combination, or a change in par value, or a change from par value to no par value, or a change from no par value to par value), or in case of any consolidation or merger to which the Company is a party or any sale, transfer or other conveyance of all or substantially all of the Company’s assets, the Company, or its successor, as the case may be, shall assume, by written instrument executed and delivered to the registered holder of this Warrant at such Holder’s address shown on the registration books of the Company the obligation to deliver to the Holder of this Warrant, upon due exercise thereof, the kind and amount of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale, transfer or conveyance by a Holder of the number of shares which would have been issued to such Holder had this Warrant been exercised immediately prior thereto.

                                                As evidence of the kind and amount of stock or other securities or property which shall be issuable upon the exercise of this Warrant after any such reclassification, change, consolidation, merger, sale, transfer or conveyance, the Company shall maintain in its records at its principal office a certificate of any firm of independent public accountants (who may be the regular auditors retained by the Company) with respect thereto.

                                                The provisions of this clause (ii) shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales, transfers or conveyances.

                                                Upon any adjustment of the Exercise Price herein above provided for, the number of shares issuable upon exercise of this Warrant shall be changed to the number of shares calculated to the next highest whole share obtained by dividing (A) the aggregate Exercise Price payable for the purchase of all shares issuable upon exercise prior to such adjustment by (B) the Exercise Price in effect immediately after such adjustment.

                                                (iii)          Whenever the Exercise Price or the number of shares purchasable upon the exercise of this Warrant is adjusted as herein provided, the Company shall:

                                                                (A)          forthwith place on file at its office a certificate signed by the Chief Financial Officer of the Company, showing in appropriate detail the facts requiring such adjustment, the computation thereof, the Exercise Price after such adjustment, and the number of shares purchasable upon the exercise of this Warrant after such adjustment with respect to each share originally purchasable upon exercise hereof, and shall exhibit the same from time to time to any holder of this Warrant desiring an inspection thereof, and

                                                                (B)           within ten (10) days thereafter cause a notice to be mailed to the Holder hereof at its address shown in the registration books of the Company stating that such adjustment has been effected and the adjusted Exercise Price and the number of shares purchasable as aforesaid.

                                                (iv)          Irrespective of any adjustments in the Exercise Price or the number of shares or the number or kind of other securities purchasable upon exercise of this Warrant, this Warrant or any Warrant thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issued by the Company.

                                (b)           If any event occurs as to which in the opinion of the Board of Directors of the Company the other provisions of this Section 11 are not strictly applicable or if strictly applicable would not adequately protect from dilution the exercise rights of the Holder in accordance with the intent and principles of such provisions (including, without limitation, a spin-off, split-off or extraordinary dividend), then the Board of Directors of the Company shall make an equitable adjustment in the application of such provisions, in accordance with such intent and principles of such provisions, so as to protect such exercise rights as aforesaid, but in no event shall such adjustment have the effect of increasing the Exercise Price.

12.           Taxes.  The issue of any stock or other certificate upon the exercise of this Warrant shall be made without charge to the Holder for any documentary, stamp or similar tax in respect of the issue of such stock or certificate.

13.           Valid Issuance.  Company represents to Holder that this Warrant and the shares of Common Stock issuable upon the exercise of this Warrant have been duly authorized by all necessary corporate action, this Warrant has been duly executed and delivered and constitutes a legally binding agreement of the Company enforceable in accordance with the terms hereof, the Company has reserved out of its authorized and unissued shares of Common Stock a number of shares sufficient to provide for the exercise of the rights represented by this Warrant, and the shares of Common Stock issuable upon exercise of this Warrant, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.

14.           Representations by Holder.  Holder represents and warrants that it:  (a) is an “accredited investor” within the meaning of Rule 501 promulgated under the Securities Act of 1933; (b) is acquiring this Warrant for investment intent for Holder’s own account, not as a nominee or agent, and not with a view to the distribution or resale of any part thereof; (c) has full power and authority to enter into this Warrant; (d) has received all of the information it considers necessary or appropriate for deciding whether to purchase this Warrant; (e) has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant; (f) is able to fend for itself, can bear the economic risk of investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant; and (g) will not sell any of the shares of Common Stock issued upon exercise of this Warrant for a period of at least 32 days after the date such shares were issued.

15.           Acknowledgments by Holder. Holder acknowledges that this Warrant and the Common Stock issued upon exercise of this Warrant shall be deemed Pledged Securities (as defined in the Pledge Agreement and except to the extent set forth in the Pledge Agreement), as long as any Obligations (as defined in the Note) are then owed to the Company by Holder, and as such, except as contemplated by the Pledge Agreement, the Company shall not be required to deliver this Warrant or any certificates for Common Stock issuable upon exercise of this Warrant to Holder in order to perfect the Company’s security interest in the Pledged Securities.

16.           Governing Law.  This Warrant shall be governed by, construed, and enforced in accordance with the laws of the State of Delaware without reference to its principles of conflicts of law.

IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be executed by each of their respective officers thereunto duly authorized.

Dated as of:  December 4, 2000

3COM CORPORATION

By:
Name:
Title:

BROADCOM CORPORATION

By:
Name:
Title:

NOTICE OF EXERCISE

To:  3Com Corporation

(1)           The undersigned hereby elects to purchase ______ shares of Common Stock of 3Com Corporation, pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full;

(2)           The undersigned hereby elects to purchase _______ shares of Common Stock of 3Com Corporation, pursuant to the terms of the attached Warrant, and tenders herewith ________ shares of 3Com Corporation held by the undersigned, the value of which equals the aggregate exercise price of the shares of Common Stock set forth above in accordance with Section 2 of the Warrant; or

                                (3)           Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

                                (4)           Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

(Name)

(Date)	(Signature)

FORM OF ASSIGNMENT

                                FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee	Address	No. of Shares

and does hereby irrevocably constitute and appoint Attorney _____________ to make such transfer on the books of 3Com Corporation, maintained for the purpose, with full power of substitution in the premises.

Dated:

Signature of Holder

EXHIBIT A

1.               Within three months following the date of the Warrant, so long as the Company remains eligible to use a registration statement on Form S-3 (as defined below), the Company will file a Form S-3 with the Securities and Exchange Commission and use its commercially reasonable efforts to have declared effective such registration statement relating to the resale in accordance with the Securities Act of 1933, as amended (the “Securities Act”), of any shares of Common Stock issued to Holder upon exercise of this Warrant which do not then qualify for an exemption from such registration under Rule 144 under the Securities Act or a comparable or successor exemption from registration.  Holder agrees to cooperate with the Company in all reasonable ways to effect such registration, subject to the Company and Holder entering into a supplemental agreement which sets forth customary registration procedures and indemnities.  The Company will use its commercially reasonable efforts to keep such registration effective for a total of thirty (30) days during each calendar quarter.  It is the Company’s current intention that such trading period will generally occur during the second (2nd) month of each calendar quarter; provided, however, that the Company may select another thirty (30) day period or prevent trading in any particular quarter for reasonable business reasons provided that the Company uses commercially reasonable efforts to keep such registration effective for an aggregate of at least one hundred twenty (120) days during each calendar year.   The Company shall not be required to maintain the effectiveness of any registration statement after the earlier of (i) the shares of Common Stock issued upon exercise hereof may be sold without registration pursuant to Rule 144 under the Securities Act or a comparable or successor exemption from registration and (ii) Holder has exercised in full this Warrant and the Holder no longer holds any of the shares of Common Stock issued upon exercise hereof.

2.               The Company shall bear all expenses other than Holder Expenses (as defined below) incurred in connection with any registration hereunder, including without limitation all registration and filing fees, fees with respect to any filings required to be made with the National Association of Securities Dealers, listing fees relative to any stock exchange or national market system, fees and expenses of compliance with state securities or blue sky laws, printing expenses, fees and disbursements of counsel for the Company, and fees and disbursements of all independent public accountants of the Company.  Holder shall bear the following expenses (collectively,  “Holder Expenses”): (i) Holder’s legal costs, including the fees and expenses of any counsel selected by Holder to represent it, and (ii) the brokerage or underwriting commissions attributable to Holder’s shares.

3.               As used herein, the term “Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the Securities and Exchange Commission which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the Commission (other than for use for employee stock and options).